Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of RedBall Acquisition Corp. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, David Grochow, Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: December 13, 2021	By:	/s/ David Grochow
David Grochow
Chief Financial Officer
(Principal Financial and Accounting Officer)